CLOSING AGREEMENT

CLOSING AGREEMENT (this ‘‘Agreement’’), dated as of November 9, 2006, by and among MDwerks, Inc., a Delaware corporation, with headquarters located at 1020 NW 6th Street, Suite I, Deerfield Beach, FL 33442 (the ‘‘Company’’), and Gottbetter Master, Ltd. (‘‘Buyer’’).

W I T NE S S E T H:

WHEREAS:

A.    In connection with the Securities Purchase Agreement by and among the parties hereto dated as of October 19, 2006 (the ‘‘Securities Purchase Agreement’’), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to Buyer (i) convertible notes of the Company (the ‘‘Notes’’) which will, among other things, be convertible into shares of the Company's common stock (‘‘Common Stock’’), par value $0.001 per share (the ‘‘Conversion Shares’’) in accordance with the terms of the Notes, and (ii) warrants (the ‘‘Warrants’’) which will be exercisable to purchase a number of shares of Common Stock in accordance with the terms of the Warrants (the ‘‘Warrant Shares’’).

B.    To induce the Buyer to execute and deliver the Securities Purchase Agreement, at the Initial Closing (as defined in the Securities Purchase Agreement) which Initial Closing occurred on October 20, 2006, the parties hereto executed and delivered a Registration Rights Agreement (the ‘‘Registration Rights Agreement’’), pursuant to which the Company has agreed to provide certain registration rights with respect to the Conversion Shares and the Warrant Shares.

C.    The Buyers desire to acknowledge that all of the Company's obligations with respect to the filing of the Registration Statement set forth in Sections 2 and 3 of the Registration Rights Agreement have been satisfied by the filing of the Registration Statement attached hereto as Exhibit A, which Registration Statement includes 2,777,778 Conversion Shares which may be issued upon conversion of the Notes.

D.    The Buyers desire to waive the requirement contained in the Registration Rights Agreement for the company to register for resale the shares of Common Stock into which the Warrants issued to Buyers are exercisable.

D.    The Buyers desire to acknowledge that the condition for the first Additional Closing Date set forth in paragraph 7(b)(xi) of the Securities Purchase Agreement has been satisfied by the filing of the Registration Statement attached hereto as Exhibit A.

E.    The Buyers desire to acknowledge that it will not be an event of default under the Notes or a breach of the Registration Rights Agreement or the Securities Purchase Agreement, if the SEC determines that the number of shares of Common Stock which the Company may register on Form SB-2 pursuant to Section 415 of the Securities Act is less than the number of shares required to be registered pursuant to the Registration Rights Agreement and the Securities Purchase Agreement (a ‘‘Rule 415 Condition’’); provided that the Company comply with the terms and conditions contained herein.

F.    Unless otherwise indicated, capitalized terms in this Agreement not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement, the Registration Rights Agreement and the Notes.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.    Decrease in Required Registration Amount. Effective as of the date hereof, Section 1(l) of the Registration Rights Agreement is hereby amended and restated to read as follows:

l.    ‘‘Required Registration Amount’’ means 2,777,778 Conversion Shares issuable pursuant to the Notes, all subject to adjustment as provided in Section 2(e) (without regard to any limitations on conversion of the Notes); provided, however, in the event of a Rule 415 Condition (as defined in that certain Closing Agreement, dated November 9, 2006), the Required Registration Amount shall be reduced to the number of Conversion Shares equal to the maximum amount of shares allowed to be registered by the SEC multiplied by 0.5025, which represents Buyer's pro rata portion of all shares of Common Stock which the Company is required to register for resale.

2.    The Buyers hereby acknowledge that all of the Company's obligations with respect to the filing of the Registration Statement set forth in Sections 2 and 3 of the Registration Rights Agreement have been satisfied by the filing of the Registration Statement attached hereto as Exhibit A.

3.    The Buyers hereby acknowledge that all the conditions for the first Additional Closing Date set forth in paragraph 7(b)(xi) of the Securities Purchase Agreement have been satisfied by the filing of the Registration Statement attached hereto as Exhibit A.

4.    This Agreement shall constitute an amendment or waiver of the Securities Purchase Agreement pursuant to the provisions of the Section 9(e) thereof. This Agreement shall also constitute an amendment or waiver of the Registration Rights Agreement pursuant to the provisions of Section 10 thereof.

5.    This Agreement shall be binding upon all successors and assignees of the Company and Buyer.

[Signature Page Immediately Follows This Page]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Closing Agreement to be duly executed as of the date first written above.

COMPANY: MDWERKS, INC.

By:	/s/ Howard Katz Name:Howard Katz Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Closing Agreement to be duly executed as of the date first written above.

BUYERS: GOTTBETTER CAPITAL MASTER, LTD.

By:	/s/ Adam S. Gottbetter Name:Adam S. Gottbetter Title: Director